UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2019

THE MICHAELS COMPANIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36501	37-1737959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8000 Bent Branch Drive Irving, Texas	75063
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 409-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2019, The Michaels Companies, Inc. (the “Company”) announced the appointment of Mark Cosby, age 60, as the Interim Chief Executive Officer of the Company and a member of the Company’s Board of Directors (the “Board”), each appointment effective as of February 28, 2019.  Mr. Cosby will succeed Carl S. Rubin, who is transitioning out of his role as Chief Executive Officer, effective February 28, 2019.  He is expected to remain Chairman of the Board and an employee of the Company until April 1, 2019.  Following Mr. Rubin’s resignation from the Board, James Quella will assume the role of Chairman of the Board.

Mr. Cosby served as President, North America of Office Depot, Inc. from July 2014 until December 2016. From September 2011 to November 2013, Mr. Cosby served as President, Retail at CVS Caremark Corporation, where he was responsible for all aspects of the $65 billion retail business, including 7,600 retail stores, 19 distribution centers, retail merchandising, supply chain, marketing, real estate and store pharmacy operations. Prior to CVS, Mr. Cosby spent five years at Macy’s, Inc., where he served in a number of executive roles, including President, Stores from April 2009 to August 2011. Prior to Macy’s, Inc., Mr. Cosby served as President, Full-line Stores at Sears, Roebuck & Company and chief operating officer and chief development officer at YUM! Brands, Inc.

In connection with his appointment as Interim Chief Executive Officer, Mr. Cosby, the Company and Michaels Stores, Inc. (“MSI”) entered into a letter agreement pursuant to which he will receive a signing bonus equal to $250,000 and an annualized base salary of $1,202,000.  He will be eligible to participate in the MSI’s annual cash incentive plan, on a pro rata basis for time served during each fiscal year, based on the Company’s EBIT performance, with a target equal to 125% and a maximum payout of 200% of his base salary.  In addition, Mr. Cosby will be entitled to quarterly grants of restricted stock with an aggregate annual value of $1,500,000, with the number of shares to be determined on the date of grant.  These restricted stock awards will be eligible to vest quarterly over two years.  Each party may terminate the letter agreement upon 30 days’ notice.

Mr. Cosby and the Company also have entered into the Company’s standard indemnification agreement, the terms of which are described in the Company’s Registration Statement on Form S-1 (File No. 333-193000), originally filed with the SEC on December 20, 2013 (the “Registration Statement”).

No arrangement or understanding exists between Mr. Cosby and any other person pursuant to which Mr. Cosby was selected as an executive officer or director of the Company.

There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and Mr. Cosby.  In addition, since the beginning of the Company’s last fiscal year, there has been no transaction (or series of transactions), and there is no currently proposed transaction (or series of transactions), to which the Company was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Cosby or any member of her immediate family had or will have a direct or indirect material interest.

Mr. Rubin, the Company and MSI have entered into a separation agreement, pursuant to which Mr. Rubin will receive the severance benefits set forth in his employment agreement, dated February 13, 2013, in exchange for Mr. Rubin’s release of claims against the Company and compliance with certain restrictive covenants, including confidentiality, and, for two years following his separation, non-competition, non-hire and non-solicitation.  In particular, MSI will pay Mr. Rubin (1) his base salary of $1,202,000 per year for two years following his departure date, (2) an amount equal to two times his target bonus of 125% of his base salary over the two years following his departure date, and (3) a lump-sum amount equal to MSI’s premium cost for medical and dental plans during the COBRA period, subject to his payment of the employee portion.

The foregoing descriptions of Mr. Cosby’s letter agreement and indemnification agreement and Mr. Rubin’s separation agreement and employment agreement do not purport to be complete and are qualified in their entirety by the full text of the letter agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, the form of indemnification agreement, which was filed as Exhibit 10.29 to the Registration Statement, the separation agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the employment agreement, which was filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed by Michaels Stores, Inc. on May 24, 2013.

Item 7.01           Regulation FD Disclosure.

On February 28, 2019, the Company issued a press release relating to the management transition. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report of Form 8-K.  The information contained in this Item, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01           Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description
10.1	Letter agreement, dated February 28, 2019, among The Michaels Companies, Inc., Michaels Stores, Inc. and Mark Cosby
10.2	Separation Agreement, dated February 27, 2019, among The Michaels Companies, Inc., Michaels Stores, Inc. and Carl S. Rubin
99.1	Press release issued by The Michaels Companies, Inc., dated February 28, 2019, regarding management transition

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MICHAELS COMPANIES, INC.

By:	/s/ Michael J. Veitenheimer
Name:	Michael J. Veitenheimer
Title:	Executive Vice President, General Counsel and Secretary

Date: February 28, 2019